SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 28, 2012

H.J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Record Date

Effective August 28, 2012, the Board of Directors of the Company amended Article II, Section 5 of the Company By-Laws to change the permissible window for the record date from not less than ten or more than seventy days to not more than ninety days prior to the applicable shareholders meeting.  The amendment was adopted to attain consistency with Section 1763 of the Pennsylvania Business Corporation Law.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number (Referenced to Item 601 of Regulation S-K)	Description of Exhibit

3.2	H.J. Heinz Company By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H.J. HEINZ COMPANY

By	/s/ Theodore N. Bobby
Theodore N. Bobby
Executive Vice President,
General Counsel and Corporate Secretary

Dated: August 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.2	H. J. Heinz Company By-Laws